January 26, 1998



                              PIONEER GROWTH SHARES
                  SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 1997

         The Trustees of Pioneer Growth Shares (the "Fund") have approved certain changes to the Fund's operations, including a new management contract with a performance based management fee. These changes have been submitted for shareholder approval at a meeting scheduled to be held in April, 1998. If approved by shareholders, the changes will take effect on May 1, 1998.

INVESTMENT POLICIES

         Changes in the Fund's policies relating to a number of the fundamental investment restrictions set forth in the Fund's statement of additional information have also been proposed. However, none of these changes are expected to have a material effect on the Fund's current investment operations.

EXPENSE INFORMATION

         As more fully described below, the Fund has submitted for shareholder approval a proposed management contract under which the basic rate of management fee payable to Pioneering Management Corporation ("PMC") would be increased or decreased based upon the Fund's investment performance relative to the record of a benchmark securities index. Under the proposed contract, the "Annual Operating Expenses" and the "Example" shown on page 2 of the prospectus would change as set forth below. The "Shareholder Transaction Expenses" shown on page 2 of the prospectus would not change as a result of the new contract.

         The information in the table below is based on the Fund's actual expenses for the year ended December 31, 1996. Management fees have been restated to reflect the basic, maximum and minimum fees payable under the proposed contract. For the fiscal year ended December 31, 1996, actual management fees for each Class of shares were 0.50% and total operating expenses were 1.13% for Class A shares, 1.84% for Class B shares and 1.87% for Class C shares, under the management contract currently in effect. Had the proposed contract been in effect throughout this period management fees and total operating expenses would have been the same as shown under the basic fee column below.

ANNUAL FUND OPERATING EXPENSES (As a Percentage of Average Net Assets):

CLASS A SHARES                                                         Management Fee
                                                              Basic       Maximum     Minimum
  Management Fee                                              0.70%        0.80%        0.60%
  12b-1 Fees                                                  0.25%        0.25%        0.25%
  Other Expenses (including accounting and transfer
    agent fees, custodian fees and printing expenses)         0.38%        0.38%        0.38%
                                                              ----         ----         ----
  Total Operating Expenses                                    1.33%        1.43%        1.23%
                                                              ====         ====         ====

CLASS B SHARES                                                         Management Fee
                                                              Basic       Maximum      Minimum
  Management Fee                                              0.70%        0.80%        0.60%
  12b-1 Fees                                                  1.00%        1.00%        1.00%
  Other Expenses (including accounting and transfer
    agent fees, custodian fees and printing expenses)         0.34%        0.34%        0.34%
                                                              ----          ---         ----
  Total Operating Expenses                                    2.04%        2.14%        1.94%
                                                              ====         ====         ====

CLASS C SHARES                                                      Management Fee
                                                              Basic    Maximum  Minimum
  Management Fee                                              0.70%        0.80%        0.60%
  12b-1 Fees                                                  1.00%        1.00%        1.00%
  Other Expenses (including accounting and transfer
    agent fees, custodian fees and printing expenses          0.37%        0.37%        0.37%
                                                              ----         ----         ----
  Total Operating Expenses                                    2.07%        2.17%        1.97%

                                                              ====         ====         ====


EXAMPLE:
         You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return, reinvestment of all dividends and distributions and that the percentage amounts listed above under "Annual Operating Expenses" remain the same each year.

CLASS A SHARES
Management Fee                                       1 Year   3 Years  5 Years  10 Years
  Basic                                              $70      $97      $126     $208
  Maximum                                            $71      $100     $131     $219
  Minimum                                            $69      $94      $121     $198

CLASS B SHARES*
Management Fee                                       1 Year   3 Years  5 Years  10 Years
                                                     ------   -------  -------  --------
  Basic
     Assuming complete redemption at end of period   $61      $94      $130     $219
     Assuming no redemption                          $21      $64      $110     $219
  Maximum
     Assuming complete redemption at end of period   $62      $97      $135     $230
     Assuming no redemption                          $22      $67      $115     $230
  Minimum
     Assuming complete redemption at end of period   $60      $91      $125     $208
     Assuming no redemption                          $20      $61      $105     $208

CLASS C SHARES**
Management Fee                                       1 Year   3 Years  5 Years  10 Years
                                                     ------   -------  -------  --------
  Basic
     Assuming complete redemption at end of period   $31      $65      $111     $240
     Assuming no redemption                          $21      $65      $111     $240
  Maximum
     Assuming complete redemption at end of period   $32      $68      $116     $250
     Assuming no redemption                          $22      $68      $116     $250
  Minimum
     Assuming complete redemption at end of period   $30      $62      $106     $230
     Assuming no redemption                          $20      $62      $106     $230

-------------------
         * Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used after year eight.
         **Class C shares redeemed during the first year after purchase are subject to a 1% CDSC.

         THE EXAMPLE IS DESIGNED FOR INFORMATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL FUND EXPENSES AND RETURN WILL VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

MANAGEMENT FEE

         Under the proposed management contract, as compensation for its management related services and certain expenses which PMC incurs on behalf of the Fund, the Fund would pay PMC a management fee that is comprised of two components. The first component is a basic fee (the "Basic Fee") equal to 0.70% per annum of the Fund's average daily net assets up to $1 billion, 0.675% of the next $4 billion, 0.65% of the next $5 billion and 0.575% of the excess over $10 billion. The Basic Fee would be computed daily and paid monthly. The second component is a performance fee adjustment.

COMPUTING THE PERFORMANCE FEE ADJUSTMENT

         The Basic Fee is subject to an upward or downward adjustment, depending on whether, and to what extent, the investment performance of the Class A shares of the Fund for the performance period exceeds, or is exceeded by, the record of the Lipper Growth Funds Index (the "Index") over the same period. This performance comparison would be made at the end of each month. Each percentage point of difference (up to a maximum of +/- 0.10 percentage points) would be multiplied by a performance adjustment rate of 0.01%. An appropriate percentage of this rate (based on the number of days in the current month) would then be applied to the Fund's average net assets over the entire performance period, giving the dollar amount that will be added to (or subtracted from) the Basic Fee. The monthly performance adjustment will be further adjusted to the extent necessary to insure that the total annual adjustment to the Basic Fee does not exceed +/-0.10% of the average daily net assets for that year.

                  Because the adjustment to the Basic Fee is based on the comparative performance of the Fund's Class A shares and the record of the Index, the controlling factor is not whether the performance of the Fund's Class A shares is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the Fund's Class A shares is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

         From time to time, the Trustees may determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Fund. In such event, a successor index may be substituted for the Index in prospectively calculating the performance based adjustment to the Base Fee. However, the Fund's performance relative to the Index will still be used in calculating the performance adjustment concerning portions of the performance period prior to the approval of the successor index.

PHASE-IN OF PERFORMANCE FEE ARRANGEMENTS

         As indicated above, if approved by shareholders, the proposed contract with PMC will become effective May 1, 1998 (the "Effective Date"). Accordingly, beginning in May 1998, the Fund will begin paying management fees at a rate equal to the Basic Fee. The performance adjustment will be phased-in as follows:
(a) during the initial  12-month period,  the Basic Fee will remain  unadjusted,
(b) during the following 24 months, the Fund's performance will be measured over an increasing period covering the current month and the prior months dating back to the Effective Date, (c) beginning in the thirty-sixth month, the duration of the Fund's performance period will become fixed and (d) thereafter, the Fund's performance would be measured over a rolling thirty-six month period covering the current month and the prior thirty-five months (each a "Performance
Period"). The Fund will pay management fees at a rate equal to the Basic Fee plus or minus the amount of the performance adjustment for the relevant Performance Period.

The Basic Fee is computed daily, the performance fee adjustment is calculated once per month and the entire management fee is paid monthly.


0198-4877
(C) Pioneer Funds Distributor, Inc.